UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 26, 2020

SANTA FE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-6877	95-2452529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Blvd, Suite 610, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Fiscal 2019 Annual Meeting of the Shareholders of Santa Fe Financial Corporation (the “Company”) was held on February 26, 2020 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, all of management’s nominees: John V. Winfield, Robert Dika and William J. Nance were elected as Directors of the Company to serve until the next Annual Meeting. At the Annual Meeting, the shareholders also voted in favor of the ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 and approved, in a non-binding vote, the compensation of our named executive officers.

The final tabulation of the votes follows:

Proposal (1) – Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes

John V. Winfield	1,079,246	2,829	600	51,930
William J. Nance	1,079,846	2,829	-	51,930
Robert Dika	1,079,846	2,829	-	51,930

Proposal (2) – Ratification of the Appointment of Moss Adams LLP as The Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2020:

Votes For	Against	Abstain	Broker Non-Votes

1,134,545	30	30	-

Proposal (3) – Approval of the compensation of executive officers, on a nonbinding advisory basis.

Votes For	Against	Abstain	Broker Non-Votes

1,078,146	3,829	700	51,930

Item 8.01. Other Matters

On February 26, 2020, the Company’s Board of Directors eliminated the Securities Investment Committee and elected the following directors to the following Board committees:

Compensation Committee	Audit Committee

William J. Nance, Chair	William J. Nance, Chair
Robert Dika	Robert Dika
Nominating Committee	Executive Strategic Real Estate and Securities Investment Committee

William J. Nance, Chair	John V. Winfield, Chair
Robert Dika	Robert Dika
David Gonzalez, Advisor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE FINANCIAL CORPORATION

Dated: March 2, 2020	By:	/s/ Danfeng Xu
Treasurer and Controller